AGREEMENT
                                    ---------

     The Parties to this Agreement are Petrosearch Energy Corporation, Petrosearch Operating Company, L.L.C., Buena Vista Petrosearch, L.L.C., Pursuit Petrosearch, L.L.C., Rocky Mountain Petrosearch, L.L.C., Big Sky Petrosearch, L.L.C., Great Buffalo Petrosearch, L.L.C., Rock Energy Partners Operating, L.P. and Rock Energy Partners, L.P.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     The following terms, as used in this Agreement, shall have the meanings indicated below unless the context otherwise requires:

     1.01     "Agreement"  shall  mean  this  Agreement.
               ---------

     1.02     "Amended  ROFR"  shall  mean  the  Amended  Right of First Refusal
               -------------
Agreement  in  the  form  attached  as  Exhibit  A.

     1.03     "AMI"  means  area  of  mutual  interest.
               ---

     1.04     "Approved  Operating  Agreement" shall mean an operating agreement
               ------------------------------
and  accounting  procedures  in  the  form  of  Exhibit  B  attached  hereto.

     1.05     "Buena  Vista  AMI"  shall  mean  the  area described in Exhibit C
               -----------------
attached  hereto.

     1.06     "Buena Vista Assignment" shall mean an assignment by Rock in favor
               ----------------------
of  BVPS  in  the  form  of  Exhibit  D  attached  hereto.

     1.07     "Buena  Vista  Leases"  means  the  oil,  gas  and mineral Leases,
               --------------------
including  any extensions or amendments, described on Exhibit E attached hereto.

     1.08     "Buena  Vista Operating Agreement" means an operating agreement in
               --------------------------------
the  form  of  the  Approved Operating Agreement with respect to the Buena Vista
AMI.

     1.09     "Buena  Vista  Petrosearch  Regulations  Amendment" shall mean the
               -------------------------------------------------
Amendment  to  Regulations of Buena Vista Petrosearch attached hereto as Exhibit
F.

     1.10     "Buena  Vista Stage 1 Payout" shall have the meaning as defined in
               ---------------------------
both  the  PEC  Production  Payment  and  Rock  Production  Payment.

     1.11     "Buena  Vista Stage 2 Payout" shall have the meaning as defined in
               ---------------------------
both  the  PEC  Production  Payment  and  Rock  Production  Payment.

     1.12     "BVPS"  shall  mean  Buena  Vista  Petrosearch,  L.L.C.
               ----

     1.13     "Business Day" shall mean a day other than a Saturday, a Sunday or
               ------------
any  United  States  Federal  holiday.

     1.14     "Claims"  mean  any and all losses, liabilities, damages, punitive
               ------
damages, obligations, expenses, fines, penalties, costs, claims, causes of action and judgments for: (i) breaches of contract; (ii) loss or damage to property, injury to or death of persons, and other tortuous injury, and (iii) violations of applicable laws, rules, regulations, orders or any other legal right or duty actionable at law or in equity. The term "Claims" also includes reasonable attorneys' fees, court costs, and other reasonable costs of litigation resulting from the defense of any claim or cause of action within the scope of the indemnities in this Agreement.

     1.15     "Closing  Date" shall mean December 30, 2005 or such other date as
               -------------
agreed  upon  by  Rock  and  the  Petrosearch  Parties.

     1.16     "Contract  Area"  means the area covered by an operating agreement
               --------------
as  defined  in  a  particular  operating  agreement.

     1.17     "Development  Costs"  means  (i)  capital expenditures incurred in
               ------------------
connection  with  the  drilling, fracing, completing and equipping of new wells,
(ii) capital expenditures incurred in laying pipelines including obtaining rights of way, construction and testing of the pipelines, (iii) capital expenditures incurred with respect to deepening, plugging back, reworking, completing, refracing, recompleting and equipping existing wells, (iv) capital expenditures incurred in connection with the actual or attempted acquisition of oil and gas leases or oil and gas interests, (v) capital expenditures incurred in connection with geophysical operations; and (vi) other capital expenditures.

     1.18     "Front  End  Expense  Audit"  means  the  completed  audit  of all
               --------------------------
leasehold  and  other  front  end  costs  billed  to  Rock  by  PEC.

     1.19     "Garwood  AMI"  means  the  area  described  in Exhibit H attached
               ------------
hereto, excluding any leases which a party does not elect to acquire pursuant to
Article  VIII.

     1.20     "Garwood  Contract  Operator Agreement" means the agreement in the
               -------------------------------------
form  of  Exhibit  G  attached  hereto.

     1.21     "Garwood Operating Agreement" means the operating agreement in the
               ---------------------------
form  attached  hereto  as  Exhibit  I.

     1.22     "Garwood  North  Leases"  means  the  oil, gas and mineral leases,
               ----------------------
including  any  extension  thereto,  described  on  Exhibit  J  attached hereto.

     1.23     "Garwood  North  Operating  Agreement"  shall  mean  an  operating
               ------------------------------------
agreement  and  accounting  procedures with respect to the Garwood North Leases.

     1.24     "Garwood  South  Leases"  means  the  oil, gas and mineral leases,
               ----------------------
including  any  extension  thereto,  described  on  Exhibit  K  attached hereto.

     1.25     "Net  Profits"  shall  be computed in accordance with and have the
               ------------
meaning set forth in the PEC Production Payment and the Rock Production Payment.

     1.26     "Net  Profits Account" shall have the meaning set forth in the PEC
               --------------------
Production  Payment  and  Rock  Production  Payment.

     1.27     "Operations  Expense  Audit" mean an audit to be performed by Rock
               --------------------------
of all drilling, completion, operating expenses, and other expenses not covered by the Front End Expense Audit that have been paid by Rock in connection with the ROFR and/or with the wells drilled since execution of the ROFR in which Rock participated by paying all, or a portion of, costs.

     1.28     "Parties"  shall  mean  the  parties  to this Agreement unless the
               -------
context  requires  otherwise.

     1.29     "Payout"  shall  mean  with  respect to a particular property, the
               ------
point in time in which Gross Proceeds equals Debits (as those terms are defined in the Payout Computation Procedure).

     1.30     "Payout  Computation  Procedure" shall mean the procedure attached
               ------------------------------
as  Exhibit  L.

     1.31     "POC"  shall  mean  Petrosearch  Operating  Company,  L.L.C.
               ---

     1.32     "PEC"  shall  mean  Petrosearch  Energy  Corporation.
               ---

     1.33     "PEC  Production  Payment"  shall  mean  a  production  payment
               ------------------------
assignment  from  BVPS  to  PEC  in  the  form  of  Exhibit  M  attached hereto.

     1.34     "PEC  Review"  shall  have the meaning described in Section 10.04.
               -----------

     1.35     "Petrosearch  Parties"  shall  mean POC, PEC, Big Sky Petrosearch,
               --------------------
L.L.C., Great Buffalo Petrosearch, L.L.C., BVPS, Pursuit Petrosearch, L.L.C., and Rocky Mountain Petrosearch, L.L.C.

     1.36     "Phillips-Burkley  Account  Payable"  means $$1,100,655.88 owed by
               ----------------------------------
Rock  to  PEC  through  September  30,  2005.

     1.37     "Phillips-Burkley  Historic  Costs"  means  $7,811,009.80  which
               ---------------------------------
represents all the costs incurred in connection with the Buena Vista project and the Phillips-Burkley Well through September 30, 2005.

     1.38     "Phillips-Burkley Well" shall mean the well described in Exhibit N
               ---------------------
attached  hereto.

     1.39     "Pintail  Flats  Well"  shall mean the well described in Exhibit O
               --------------------
attached  hereto.

     1.40     "Pintail Well" shall mean the well described in Exhibit P attached
               ------------
hereto.

     1.41     "Proposed 2006 Garwood North Well" shall mean a well to be drilled
               --------------------------------
to test the Lower Wilcox formation at a depth not greater than 17,000feet at a location on Tract 46 to be jointly selected by PEC and Rock.

     1.42     "Proposed  Kallina  #2 2006 Recompletion" shall mean operations in
               ---------------------------------------
Garwood South on the Kallina #2 well to (i) determine whether a recompletion is economically warranted, and (ii) recomplete the Kallina #2 well in the event that the results of operations demonstrate that attempting to do so is economically warranted.

     1.43     "Qualified  Project"  means  a  project  in which PEC committed to
               ------------------
participate for not less than ten percent (10%) of the interest available to PEC.

     1.44     "Rock"  shall  mean  Rock Energy Partners Operating, L.P. and Rock
               ----
Energy  Partners,  L.P.

     1.45     "Rock  Deed  of Trust" shall mean the deed of trust in the form of
               --------------------
Exhibit  Q  attached  hereto.

     1.46     "Rock Production Payment" shall mean a production payment assigned
               -----------------------
from  BVPS  to  Rock  in  the  form  of  Exhibit  R  attached  hereto.

     1.47     "Rock  Promissory Note" shall mean a promissory note in the amount
               ---------------------
of Seven Hundred Ninety One Eight Sixty Nine and 41/100 Dollars $791,869.41) which is equal to the Phillips-Burkley Account Payable less the sum of (i) that portion of the Front End Expense Audit credits as set forth in Section 10.01 and
(ii) the consideration paid for the bonds assigned pursuant to 2.02(a)10 hereto executed by Rock in favor of PEC in the form of Exhibit S attached hereto, provided that the beginning balance may be adjusted based upon Section 8.01(b) and/or 8.01(c) and/or the PEC Review.

     1.48     "ROFR"  means  the  Right  of First Refusal Agreement, as amended,
               ----
between  Rocky  Emery  or  assigns  and  PEC.

     1.49     "Tract  46"  means  438.16 acres of land, more or less, out of the
               ---------
I.&G.N.R.R. Co. Survey No. 46, Abstract 323, Colorado County, Texas and being the same land described in Correction Deed from H. Walter Fredine et al. to Charles J. Kallina and Anthony V. Kallina dated September 20, 1967, recorded in Volume 263, Page707 of the Colorado County Deed Records.

                                   ARTICLE II

                                     CLOSING
                                     -------

     2.01     Closing.  The Closing shall be held on the Closing Date, after all
              -------
the conditions to Closing described in Article III of this Agreement have been satisfied or waived (the "Closing Date"). The Closing shall be held at the offices of Rock, 10375 Richmond Ave., Suite 2100, Houston, Texas 77042 or otherwise as agreed by PEC and Rock.

     2.02     Delivery  at  Closing.  At the Closing, the following events shall
              ---------------------
occur, and each event shall be deemed to occur simultaneously with each other event:

               a.   Delivery  by  Rock  to the Applicable Petrosearch Parties at
                    ------------------------------------------------------------
                    Closing.
                    --------

                    1.   The  duly  executed  original  of  the  Buena  Vista
                         Assignment.

                    2.   The  duly  executed  original  of  the  Amended  BVPS
                         Regulations.

                    3.   The duly executed original of the Rock Promissory Note.

                    4.   The  duly  executed original of the Rock Deed of Trust.

                    5. The duly executed original of the Buena Vista Operating Agreement.

                    6. The duly executed original of the Garwood Operating Agreement.

                    7. The duly executed original of the Garwood North Operating Agreement.

                    8. The duly executed original of the Garwood Contract Operator Agreement.

                    9.   The  duly  executed  original  of  the  Amended  ROFR.

                    10. An assignment in a mutually acceptable form of Rock's interest in a $30,000 Mississippi bond, a $50,000 Montana bond (less outstanding bills of approximately $15,402.66) and 50% of a $50,000 Colorado County Road bond. A total of $89,597.66 shall be credited against the original principal amount of the Rock Promissory
                         Note  in  consideration  for  the  assignment.

               b.   Delivery  by  the  Applicable Petrosearch Parties to Rock at
                    ------------------------------------------------------------
                    Closing.
                    -------

                    1. The duly executed Certificate representing the membership interest in BVPS.

                    2.   The  duly  executed  BVPS  Regulations  Amendment.

                    3.   The  duly  executed  Buena  Vista  Operating Agreement.

                    4. The duly executed original of the Garwood Operating Agreement.

                    5. The duly executed original of the Garwood North Operating Agreement.

                    6. The duly executed original of the Garwood Contract Operator Agreement.

                    7.   The  duly  executed  original  of  the  Rock Production
                         Payment

                    8.   The  duly  executed  original  of  the  Amended  ROFR.

               c.   Delivery  by  BVPS  to  PEC  at  Closing.
                    ----------------------------------------

                    1.   The  duly  executed  PEC  Production  Payment.

                                   ARTICLE III

                                   CONDITIONS
                                   ----------

     3.01     Conditions  to  Obligations  of  Rock.
              -------------------------------------

          a. Representations and Warranties. The representation and warranties of the each of the Petrosearch Parties contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

          b.     Performance  of  Covenants.  Each  Petrosearch Party shall have
                 --------------------------
     performed and complied with all covenants, agreements and obligations contained in this Agreement required to be performed or complied with by them prior to or as of the Closing Date.

          c.     BVPS  Due  Diligence.  BVPS  shall  have  provided  to Rock for
                 --------------------
     review all BVPS (i) formation, organization documents, Regulations and minutes of all BVPS member meetings, (ii) all contracts to which it is a party, (iii) all financial records and financial statements and tax returns, (iv) all other information reasonably necessary for Rock to evaluate the financial condition of BVPS.

     3.02     Conditions  to  Obligations  of  Petrosearch  Parties.
              -----------------------------------------------------

          a.     Representations  and  Warranties.  The  representation  and
                 --------------------------------
     warranties of the Rock contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

          b.     Performance  of  Covenants.  Rock  shall  have  performed  and
                 --------------------------
     complied with all covenants, agreements and obligations contained in this Agreement required to be performed or complied with by it prior to or as of the Closing Date.

                                   ARTICLE IV

                             BUENA VISTA PETROSEARCH
                             -----------------------

     4.01     Amendment  to  BVPS  Articles  of Organization.  As of the Closing
              ----------------------------------------------
Date, BVPS shall have amended its Articles of Organization by adoption of the BVPS Articles of Organization Amendment.

     4.02     Amendment to BVPS Regulations.  As of the Closing Date, BVPS shall
              -----------------------------
have  amended  its  Regulations  by  adoption of the BVPS Regulations Amendment.

     4.03     Treatment  of  PEC  Commitment.  The funds paid by PEC pursuant to
              ------------------------------
Section 5.05 shall not be treated as a (i) loan to BVPS, or (ii) capital contribution to BVPS. The sole (a) consideration and (b) source for recoupment of such funds is the PEC Production Payment.

     4.04     Non-Dilution.  In  no  event  shall  Rock's  membership  interest
              ------------
percentage be reduced without its written consent, unless it has exercised its conversion right as provided in Article VII.

                                    ARTICLE V

                             BUENA VISTA AMI LEASES
                             ----------------------

     5.01     Leases acquired as of the Closing Date within the Buena Vista AMI.
              -----------------------------------------------------------------
At the Closing, the Parties shall assign to BVPS any interest in any lease within the Buena Vista AMI they own as of the Closing Date.

     5.02     Leases acquired after the Closing Date within the Buena Vista AMI.
              -----------------------------------------------------------------
If any Petrosearch Party acquires an interest, or right to acquire an interest, in all or any portion of the Buena Vista AMI ("Subject Interest") at any time or times within five (5) years of the Closing Date, then within ten (10) days after any such acquisition, the Petrosearch Party shall offer to Rock fifty percent (50%) of the Subject Interest. Such offer shall be made by written notice and shall include a description of the substantive terms of the acquisition such as, without limitation, spud deadline, contract depth, override reservations and earning provision if the acquisition is by farmout. If the offer is not accepted in writing with ten (10) Business Days of receipt of the written notice, then the Subject Interest shall be excluded from the Buena Vista AMI and Rock will have no rights therein. If Rock acquires an interest, or right to acquire an interest, in all or any portion of the Subject Interest at any time or times within five (5) years of the Closing Date, then within ten (10) days after any such acquisition, Rock shall offer to the Petrosearch Parties fifty percent (50%) of the Subject Interest. Such offer shall be made by written notice and shall include a description of the substantive terms of the acquisition such as, without limitation, spud deadline, contract depth, override reservations and earning provision if the acquisition is by farmout. If the offer is not accepted in writing within ten (10) Business Days of receipt of the written notice, then the Subject Interest shall be excluded from the Buena Vista AMI and the Petrosearch Parties will have no rights therein.

     5.03     Marketing  and  Financing.  Rock  shall have the right, but not an
              -------------------------
obligation, to submit proposals to BVPS to farmin, purchase or finance the development all or a portion of the Buena Vista Leases. BVPS shall in no event enter into an agreement with a third party to farmout, sell or finance the development of the Buena Vista Leases or terms less favorable than those which have been proposed by Rock, provided, however, BVPS may consider other factors in determine relative desirability of competing offers including, but not necessarily limited to, cash payments to BVPS, the total dollars offered for drilling and completion, the number of wells that can be drilled, whether the offer is irrevocable, the time required to obtain funding, verifiability of the offeror's wherewithal to provide funding, the amount of interest to be retained in the project by BVPS, conditions attendant to the offer, and other similar factors that might affect the present value of the project and the risk in realizing the maximum present value for the project.

     5.04     Partial  Release  Obligation  with  Respect  to the PEC Production
              ------------------------------------------------------------------
Payment  and  Rock  Production  Payment.  BVPS shall be entitled to release of a
---------------------------------------
portion of the Buena Vista Leases from the PEC Production Payment and the Rock Production Payment subject to and in accordance with the following provisions:

          a. The instruments or documents evidencing such partial release shall be in a form reasonably satisfactory to PEC and Rock.

          b. Such documentation and information relating to the transaction giving rise to the requested release which is reasonably requested by PEC and Rock is timely provided.

          c. The PEC Production Payment and the Rock Production Payment must attach to the interests created and proceeds of any sales.

     5.05     Expenses  Post  September  30,  2005.  In  exchange  for  the  PEC
              ------------------------------------
Production Payment, PEC assumes sole responsibility for payment of any expenses associated with the

Buena Vista Leases which are attributable to post September 30, 2005 (i) operations, including (a) operations performed with respect to the Phillips-Burkley Well, and (b) operations performed after the Closing Date, and
(ii) lease acquisition and lease preservation within the Buena Vista AMI. BVPS shall not be liable for any expenses incurred with respect to the Buena Vista Leases or the Phillips-Burkley Well that are in excess of the Net Profits Account which are expenses attributable to post-September 30, 2005 operations. PEC covenants that it will pay all liabilities of BVPS when they come due. In no event shall PEC propose an operation or lease acquisition/preservation expense to BVPS and nonetheless cause BVPS not to approve such operation or expense.

                                   ARTICLE VI

                           BUENA VISTA AMI OPERATIONS
                           --------------------------

     6.01     Operating  Agreement.  As  of  the  Closing  Date,  the  Operating
              --------------------
Agreement dated June 21, 2004 is hereby terminated. All operations subsequent to the Closing Date on the Phillips-Burkley well shall be governed by and conducted in accordance with the Phillips-Burkley Operating Agreement. As between the Parties hereto, all operations performed within the Buena Vista AMI shall from the Closing Date be governed by and conducted in accordance with the Buena Vista Operating Agreement.

     6.02     Pipeline  and  Transportation  Charges.  Rock  and BVPS will enter
              --------------------------------------
into a pipeline transportation agreement pursuant to which natural gas production by BVPS shall be transported through the Rock existing pipeline at the rate of ten cents ($.10) per Mcf through December 31, 2006 and five cents ($.05) per Mcf thereafter.

     6.03     Expiring Leases.  The operator shall notify the non-operator as to
              ---------------
when any lease will expire within ninety (90) days absent certain operations which are not expected to be performed. If the operator notifies the non-operator in writing, no less than 30 days prior to lease expiration, that it intends to renew or extend the lease or release the property covered by such lease and BVPS agrees with the decision, then the lease renewal or extension shall be for the joint account. If the operator notifies the non-operator in writing, no less than 30 days prior to lease expiration, that it DOES NOT intend to renew or extend the lease or release the property covered by such lease, then the individual members of BVPS or the non-operators if the conversion set forth in Article VII has occurred shall be entitled to release the property covered by such lease for its/their own account and at its/their sole expense, subject to the requirements and rights set forth in Section 5.02. In other words, if BVPS elects to NOT renew or extend the lease or release the property covered by such lease, and either Rock or PEC acquire the lease, the acquirer must offer the acquired interest to the other party in accordance with Section 5.02.

                                   ARTICLE VII

                          BUENA VISTA CONVERSION RIGHTS
                          -----------------------------

     7.01 At such time as Buena Vista Stage 2 Payout is achieved, the following shall occur, unless Rock in advance executes and delivers to BVPS a release of its conversion and reversionary interest rights, (i) the reversionary interest provided for in the Buena Vista Assignment shall take effect, (ii) BVPS shall assign Rock forty percent (40%) of BVPS' interest in the leases within the Buena Vista AMI not covered by the Buena Vista Assignment. In the event that Rock delivers a release of its right to an assignment pursuant to this section, then the reversionary interest reserved in the Buena Vista Assignment shall be cancelled and released. In the event that Rock does not timely elect to release its right to an assignment and the reversionary interest, then from the Buena Vista Stage 2 Payout forward, Rock's membership interest in the BVPS shall not be entitled to the economic benefit of the Buena Vista Leases or be penalized by the expenses of the Buena Vista Leases.

                                  ARTICLE VIII

                               GARWOOD AMI LEASES
                               ------------------

     8.01     Leases acquired as of the Closing Date within the Garwood AMI
              -------------------------------------------------------------
other than the Garwood North Leases and Garwood South Leases.
------------------------------------------------------------

          a. Prior to the Closing Date, the Parties shall provide to each other (i) a description of any lease within the Garwood AMI which they own an interest in and is not either a Garwood South Lease or a Garwood North Lease, and (ii) the acquisition cost for each such lease, together with supporting documentation.

          b. PEC may, at its option, elect to acquire twenty percent (20%) of Rock's interest in the leases that Rock owns as of the Closing Date within the Garwood AMI other than the Garwood North Leases and the Garwood South Leases. The election must be made on the later of (i) thirty (30) days after the Closing Date, and (ii) thirty (30) days after receipt by PEC of the information required pursuant to Section 8.01(a) with respect to the leases. If the election is not timely made, all rights of PEC with respect to such leases are terminated. The purchase price for the twenty percent (20%) interest in each lease that PEC elects to acquire is the sum equal to twenty percent (20%) of Rock's acquisition costs with respect to such lease. The purchase price shall be paid by reduction of the original principal amount of the Rock Promissory Note.

          c. Rock may, at its option, elect to acquire eighty percent (80%) of PEC's interest in the leases that PEC owns as of the Closing Date within the Garwood AMI other than the Garwood North Leases and the Garwood South Leases. The election must be made on the later of (i) three (3) Business Days prior to the Closing Date, and (ii) three (3) Business Days after receipt by Rock of the information required pursuant to Section 8.01(a) with respect to the leases. If the election is not timely made, all rights of Rock with respect to such leases are terminated. The purchase price for the eighty percent (80%) interest in each lease that Rock elects to acquire is the sum equal to eighty percent (80%) of PEC's acquisition costs with respect to such lease. The purchase price shall be funded by increasing the original principal amount of the Rock Promissory Note.

     8.02     Leases  acquired  after  the  Closing  Date within the Garwood AMI
              ------------------------------------------------------------------
other  than  the  Garwood  North  Leases and Garwood South Leases.  If any party
-----------------------------------------------------------------
("Acquiring Party") acquires an interest, or right to acquire an interest, in all or any portion of the Garwood AMI ("Subject Interest") at any time or times within five (5) years of the Closing Date, then within ten (10) days after any such acquisition, the Acquiring Party shall offer to the other party hereto (individually, the "Non-Acquiring Party") the same proportionate working interest provided for in Section 8.01. Such offer shall be made by written notice and shall include a description of the substantive terms of the acquisition such as, without limitation, spud deadline, contract depth, override reservations and earning provision if the acquisition is by farmout. If the offer is not accepted in writing with ten (10) Business Days of receipt of the written notice, then the Subject Interest shall be excluded from the Garwood AMI and the Non-Acquiring Party will have no rights with respect thereto.

     8.03     Garwood  South Leases.  When and if Payout is reached with respect
              ---------------------
to a well drilled on the Garwood South Leases, then Rock shall assign to PEC Twenty-One point Five Percent (21.5%) of Rock's working interest in the subject well. Payout shall be computed on a well-by-well basis. The Parties stipulate subject to the agreed to results of the Operations Expense Audit and the PEC Review that as of October 1, 2005, the Payout account deficit for the Garwood South Leases is $200,753.56. The amount of the Payout account deficit shall be adjusted in accordance with the agreed to audit adjustment and Section 10.02.

     8.04     Garwood  North Leases.  When and if Payout is reached with respect
              ---------------------
to a well drilled on the Garwood North Leases, then Rock shall assign to PEC Thirty-Three point Thirty-Three Percent (33.33%) of Rock's working interest in the subject well to PEC. Payout shall be computed on a well-by-well basis. The Parties stipulate subject to the agreed to results of the Operations Expense Audit and the PEC Review that as of October 1, 2005 (i) the Payout account deficit for the Pintail Well is $708,392.83, (ii) the Payout account deficient for the Pintail Flats Well is $6,600,163.03, and (iii) the Payout account deficient for Tract 46 (438.16 acres tract) is

$282,532.11. The amount of the applicable Payout account deficits shall be adjusted in accordance with the agreed to audit adjustment and Section 10.02.

     8.05     Acquisition  Right.   If  either  Party  receives an offer that it
              ------------------
wishes to accept, then it shall cause the same proportionate terms to be offered to the other Party after taking into account the amount remaining to be recovered to reach Payout. If an offeror wishes to buy only a portion of a well or project, then the Party that wishes to sell shall give the non-receiving party an opportunity to participate in the sale proportionate to ownership between the Parties after taking into account the amount remaining to be recovered to reach Payout.

                                   ARTICLE IX

                             GARWOOD AMI OPERATIONS
                             ----------------------

     9.01     Operator.  Rock  shall  be  the operator with respect to all wells
              --------
drilled or to be drilled within the Garwood AMI, except for any well drilled or to be drilled on the Garwood North Leases. PEC shall be the operator with respect to any well to be drilled in the Garwood North Leases.

     9.02     Contract  Operator.  POC  and  Rock  shall  enter into the Garwood
              ------------------
Contract Operator Agreement with respect to wells drilled or to be drilled within the Garwood AMI (other than the Garwood North Leases). Pursuant to the Garwood Contract Operator Agreement, POC shall serve as contract operator on wells drilled or to be drilled within the Garwood AMI (excluding Garwood North) for the period and the terms set forth in the Garwood Contract Operator Agreement.

     9.03     Operating  Agreement.  As  between  the  Parties hereto, as of the
              --------------------
Closing Date, any pre-existing operating agreement with respect to the Garwood North Leases or Garwood South Leases is terminated. As between the Parties hereto, all operations within the Garwood AMI

(except operations in Garwood North) shall be governed by and conducted in accordance with the Garwood Operating Agreement. All operations in Garwood North shall be governed and conducted in accordance with Garwood North Operating Agreement.

     9.04     Rock  Expenditure  Commitment.  During  2006,  Rock shall spend or
              -----------------------------
cause to be expended, net to its interests, Development Costs of at least $8,000,000 in connection with operations as to the Garwood North Leases and Garwood South Leases as set forth in the development plan (see Section 9.05); however, Rock shall be under no obligation to approve any operation which it believes will result in Development Costs, net to its interests, for the Garwood North Leases and the Garwood South Leases exceeding $8,800,000. The Parties agree that no operation in the Garwood AMI shall be overlapped in order that Rock may closely monitor its total expenditures relative to its $8,800,000 commitment cap for 2006.

     9.05     Development  Plan.  Subject  to  Section  9.04,  Rock, PEC and POC
              -----------------
agree to use reasonable good faith efforts to cause (i) operations on the Proposed 2006 Garwood North Well to commence by July 1, 2006 and (ii) the Proposed Kallina #2 2006 Recompletion during calendar year 2006. The Parties shall agree on the order of the operations. It is the desire of Rock and PEC to have both operations performed in 2006. Nonetheless, the second of the two operations shall not be performed in 2006 without Rock's consent if, (i) the costs actually incurred with respect to the first of the two operations, together with (ii) the reasonably anticipated costs for performance of the second operation (with a reasonable allowance for contingencies) are projected to exceed $8,800,000. In the event that PEC funds the excess over $8,800,000 at Rock's request, then PEC would be entitled to recover from the well upon which the second operation was performed a sum equal to four hundred percent (400%) of the amount in excess of $8,800,000 of which it funded. Changes to the development plan may be made by agreement of Rock and PEC.

     9.06     Expiring Leases.  The operator shall notify the non-operator as to
              ---------------
when any lease will expire within ninety (90) days absent certain operations which are not expected to be performed. If the operator notifies the non-operator in writing, no less than 30 days prior to lease expiration, that it intends to renew or extend the lease or release the property covered by such lease, then the lease renewal shall be treated as set forth in Section 8.02. If the operator notifies the non-operator in writing, no less than 30 days prior to lease expiration, that it DOES NOT intend to renew or extend the lease or release the property covered by such lease, then the non-operator shall be entitled to release the property covered by such lease for its own account and at its sole expense and such lease shall not be treated as within the area of mutual interest.

                                    ARTICLE X

                                      AUDIT
                                      -----

     10.01     Front  End  Expense Audit.  In settlement of the issues raised in
               -------------------------
the Front End Expense Audit, on the Closing Date, PEC shall issue credits to Rock against the outstanding balance alleged to be due and owing by Rock in the amount of Two Hundred Sixty-Four Thousand Two Hundred Forty-Seven and 00/100 Dollars ($264,247.00) which includes Thirty Five Thousand Four Hundred Twenty Five and 61/100 Dollars ($35,425.61) that shall be credited against unpaid Big Sky invoices and Two Hundred Twenty-Eight Eight Hundred Twenty One and 39/100 Dollars ($228,821.39) that shall be applied to the Phillips-Burkley Account Payable. After application of the Front End Expense Audit credits and assignment of the bonds as set forth in Section 2.02(a)10, the Rock Promissory Note, subject to adjustment pursuant to Sections 8.01(b) and 8.01(c) and/or based on the results of the Operations Expense

Audit or the PEC Review, shall represent the total amount due to PEC from Rock as of October 1, 2005.

     10.02     Operations  Expense  Audit.  The  audit  shall  be  conducted  in
               --------------------------
accordance  with  COPAS  Bulletin  #3,  "Joint  Interest  Audit in the Petroleum
Industry: Guide to Protocol and Procedures. A written reply to the initial audit report is required from PEC and POC within thirty (30) days after receipt of such report. The Operations Expense Audit will be started in January 2006 and conducted without interruption until completed The dollar amount of all audit exceptions determined to be valid will be applied against the balance owed on the Rock Promissory Note, if any, or if the Rock Promissory Note has been paid, then the amounts shall be paid in cash to Rock. The Parties agree that the Stage 2 Payout in the Rock Production Payment and the PEC Production Payment shall be adjusted in accordance with any agreed audit adjustments.

     10.03     Audits  Under Approved Operating Agreement, Buena Vista Operating
               -----------------------------------------------------------------
Agreement,  Garwood  Operating  Agreement and Garwood North Operating Agreement.
-------------------------------------------------------------------------------
Any audit under the Approved Operating Agreement, Buena Vista Operating Agreement, Garwood Operating Agreement and Garwood North Operating Agreement shall be conducted in accordance with COPAS Bulletin #3 Joint Interest Audit on Petroleum Industry: Guide to Protocol and Procedures.

     10.04     Review  of  Charges Incurred Directly by Rock.  During the period
               ---------------------------------------------
of time that the Operations Expense Audit is ongoing, Rock shall have the obligation to provide for review by PEC supporting documentation for charges incurred directly by Rock in the Garwood AMI that have been included in determination of Payout account deficits as set forth in Sections 8.03 and 8.04. If Rock cannot provide evidence that a particular charge was incurred and paid by Rock and that the particular charge was attributable to the Garwood AMI, then the particular charge for which no evidence is provided shall be deducted and the Payout account deficits adjusted accordingly.

                                   ARTICLE XI

                             RIGHT OF FIRST REFUSAL
                             ----------------------

     11.01 As of the Closing Date, the ROFR shall be terminated and the Amended ROFR shall be in force and effect.

                                   ARTICLE XII

                                    RELEASES
                                    --------

     12.01     Release  by  Rock  to  Petrosearch  Parties.  Effective as of the
               -------------------------------------------
Closing Date, Rock hereby presently, generally, fully, finally and forever releases, acquits and discharges the Petrosearch Parties, together with their assigns, officers, directors, shareholders, representatives, agents and attorneys, from any and all Claims, known or unknown, mature or inchoate, which have accrued or which may accrue in the future (but which arose out of events which occurred prior to the date of this Agreement), whether or not now known or asserted. IT IS EXPRESSLY AGREED THAT THE CLAIMS RELEASED HEREBY EXCLUDE THOSE ARISING FROM OR IN ANY MANNER ATTRIBUTABLE TO (I) THE AUDIT EXCEPTION RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT AND THE INSTRUMENTS EXECUTED IN CONNECTION THEREWITH, AND (II) REPRESENTATIONS OR WARRANTIES MADE WITH RESPECT TO TITLE TO PROPERTY.

     12.02     Release  by  Petrosearch  Parties  to  Rock.  Effective as of the
               -------------------------------------------
Closing Date, the Petrosearch Parties hereby presently, generally, fully, finally and forever release, acquit and discharge Rock, together with its assigns, partners, affiliates, officers, directors, shareholders, representatives, agents and attorneys, from any and all Claims, known or unknown, mature or inchoate, which have accrued or which may accrue in the future (but which arose out of events which occurred prior to the date of this Agreement), whether or not now known or asserted. IT IS EXPRESSLY AGREED THAT THE CLAIMS RELEASED HEREBY EXCLUDE THOSE ARISING FROM OR IN ANY MANNER ATTRIBUTABLE TO THE ROCK PROMISSORY NOTE AND OBLIGATIONS UNDER THIS AGREEMENT AND THE INSTRUMENTS EXECUTED IN CONNECTION THEREWITH.

     12.03     Release  by  Petrosearch  Parties  (excluding  BVPS)  to  BVPS.
               --------------------------------------------------------------
Effective as of the Closing Date, the Petrosearch Parties hereby presently, generally, fully, finally and forever release, acquit and discharge BVPS, together with its assigns, officers, directors, shareholders, representatives, agents and attorneys, from any and all Claims, known or unknown, mature or inchoate, which have accrued or which may accrue in the future (but which arose out of events which occurred prior to the date of this Agreement), whether or not now known or asserted. IT IS EXPRESSLY AGREED THAT THE CLAIMS RELEASED HEREBY EXCLUDE THOSE ARISING FROM OR IN ANY MANNER ATTRIBUTABLE TO THE OBLIGATIONS UNDER THIS AGREEMENT AND THE INSTRUMENTS EXECUTED IN CONNECTION THEREWITH.

                                  ARTICLE XIII

                                    INDEMNITY
                                    ---------

     13.01     PEC.  Rock shall indemnify, defend and hold PEC harmless from and
               ---
against any and all Claims caused by, resulting from or incidental to operations performed by Rock, as agent for POC, prior to the Closing Date.

     13.02     Rock.  PEC  shall  indemnify,  defend and hold Rock harmless from
               ----
and against any and all Claims caused by, resulting from or incidental to the ROFR, operations performed by any Petrosearch Party prior to the Closing Date (including, but not limited to Phillips-Burkley Well operations), the case styled Pursuit Exploration Company, L.P., et al. v. Petrosearch Operating Company, L.L.C., et al., under Case No. 21403 pending in the 25th Judicial District Court of Colorado County, Texas, and obligations assumed pursuant to Section5.05.

     13.03     BVPS.  PEC  shall  indemnify,  defend and hold BVPS harmless from
               ----
and against any and all Claims caused by, resulting from or incidental to the ROFR, operations performed by any Petrosearch Party prior to the Closing Date (including, but not limited to Phillips-Burkley Well operations), the case styled Pursuit Exploration Company, L.P., et al. v. Petrosearch Operating Company, L.L.C., et al., under Case No. 21403 pending in the 25th Judicial District Court of Colorado County, Texas, and obligations assumed pursuant to Section5.05.

     13.04     Defense.  The  indemnifying party shall be obligated to defend at
               -------
the indemnifying party's sole expenses any litigation or other administrative or adversarial proceeding against the indemnified party relating to any Claim for which the indemnifying party has agreed to indemnify and hold the indemnified party harmless under this Agreement. However, the indemnified party shall have the right to participate with indemnifying party in the defense of any such Claim at its own expense.

                                   ARTICLE XIV

                                 REPRESENTATIONS
                                 ---------------


     14.01     Representations  by  Rock  to  the  Petrosearch  Parties.
               --------------------------------------------------------

          a     Existence  and  Power.  Rock has been duly formed and is validly
                ---------------------
     existing as a limited partnership under the laws of the State of Texas, with full power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to carry out the terms of this Agreement.

          b.     Review  and  Approval.  Rock represents that its representative
                 ---------------------
     has reviewed this Agreement together with all exhibits and it (i) understands fully the terms of this Agreement and the consequences of the issuance thereof, (ii) has been afforded an opportunity to have this Agreement reviewed by legal counsel, and (iii) has entered into this Agreement of its own free will and accord and without threat or duress.

          c.     Authority.  Rock represents that the undersigned representative
                 ---------
     is fully authorized to execute this Agreement or any other instrument required hereunder on its behalf.

          d.     Disclaimer.  Rock  represents,  warrants  and  agrees  that  in
                 -----------
     executing and entering into this Agreement, it is not relying and has not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Agreement. Rock understands and expressly assumes the risk that any fact not recited, contained or embodied herein or therein may turn out hereafter to be other than, different from, or contrary to the facts now known to it or believed by it to be true.

          e.     Complete  Agreement.  The  written  terms  of  this  Agreement
                 --------------------
     reflect the full and complete terms of the agreement and understanding between Rock and the Petrosearch Parties. There are no oral terms or representations, other than those stated in this Agreement in writing, and no party has relied upon any verbal representations from the party or its counsel.

          f.     Validity  of  Obligation.  This  Agreement  and  all  other
                 ------------------------
     transaction documents Rock is to execute and deliver on or before the Closing Date (i) have been duly executed by its authorized representative,
     (ii) constitute its valid and legally binding obligations, and (iii) are enforceable against Rock in accordance with their respective terms.

          g.     No  Violation  of  Contractual Restrictions.  Rock's execution,
                 -------------------------------------------
     delivery and performance of this Agreement does not conflict with or violate any agreement or instrument to which it is a party or by which it is bound.

     14.02     Representations  by  the  Petrosearch  Parties  to  Rock.  Each
               --------------------------------------------------------
Petrosearch Party represents and warrants to Rock that the following statements are true and accurate as to itself as of the date of execution of this Agreement and the Closing Date.

          a     Existence  and  Power.  The  Petrosearch  Parties have been duly
                ---------------------
     formed and are validly existing as corporations and/or limited liability companies under the laws of the applicable state of incorporation and/or formation, with full power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to carry out the terms of this Agreement.

          b.     Review  and  Approval.  The  Petrosearch Parties represent that
                 ---------------------
     their representatives have reviewed this Agreement together with all exhibits and they (i) understand fully the terms of this Agreement and the consequences of the issuance thereof, (ii) have been afforded an opportunity to have this Agreement reviewed by legal counsel, and (iii) have entered into this Agreement of their own free will and accord and without threat or duress.

          c.     Authority.  The  Petrosearch  Parties  represent  that  the
                 ---------
     undersigned representatives are fully authorized to execute this Agreement or any other instrument required hereunder on their behalf.

          d.     Disclaimer.  The  Petrosearch  Parties  represent,  warrant and
                 -----------
     agree that in executing and entering into this Agreement, they are not relying and have not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Agreement. The Petrosearch Parties understand and expressly assume the risk that any fact not recited, contained or embodied herein or therein may turn out hereafter to be other than, different from, or contrary to the facts now known to them or believed by them to be true.

          e.     Complete  Agreement.  The  written  terms  of  this  Agreement
                 --------------------
     reflect the full and complete terms of the agreement and understanding between the Petrosearch Parties and Rock. There are no oral terms or representations, other than those stated in this Agreement in writing, and no party has relied upon any verbal representations from the party or its counsel.

          f.     Validity  of  Obligation.  This  Agreement  and  all  other
                 ------------------------
     transaction documents the Petrosearch Parties are to execute and deliver on or before the Closing Date (i) have been duly executed by their authorized representatives, (ii) constitute their valid and legally binding obligations, and (iii) are enforceable against the Petrosearch Parties in accordance with their respective terms.

          g.     No  Violation  of  Contractual  Restrictions.  The  Petrosearch
                 --------------------------------------------
     Parties' execution, delivery and performance of this Agreement do not conflict with or violate any agreement or instrument to which they are a party or by which they are bound.

          h.     BVPS  Membership Interest.  (i) PEC owns 100% of the membership
                 -------------------------
     interest in BVPS, (ii) no person or entity (other than PEC) has any right to a membership interest in BVPS other than as disclosed in Exhibit T,
     (iii) upon consummation of the transactions contemplated by this Agreement, Rock will own 50% of the membership interest in BVPS free and clear of all encumbrances, and (iv) the Articles of Incorporation of BVPS and the Regulations of BVPS have not been amended except as disclosed in Exhibit U.

          i.     BVPS  Financial  Information.  (i)  The  financial  information
                 ----------------------------
     provided to Rock with respect to BVPS, including its assets and liabilities is accurate in all material respects, (ii) all liabilities including contingent liabilities of BVPS as of the Closing Date are listed on Exhibit V, (iii) all contracts to which BVPS is a party are listed on Exhibit W,
     (iv)  no  asset  of  BVPS  is encumbered by any lien except as disclosed in
     Exhibit X, and (v) BVPS is not a party to any legal proceeding and to the best of their knowledge no legal proceeding is threatened against BVPS.

          j. All representations and warranties express or implied with respect to title to property are ratified and affirmed.

                                   ARTICLE XV

                                   ARBITRATION
                                   -----------

     15.01 Any controversy or claim arising out of or relating to this Agreement or any related agreement shall be settled by arbitration to be conducted in Harris County, Texas in accordance with the following provisions:

          (a)     Disputes  Covered.  The  agreement of the Parties to arbitrate
                  -----------------
     covers all disputes of every kind relating to or arising out of this Agreement, any related agreement or any of the contemplated transactions. Disputes include actions for breach of contract with respect to this Agreement or the related agreements, as well as any claim based upon tort or any other causes of action relating to the contemplated transactions, such as claims based upon an allegation of fraud or misrepresentation and claims based upon a federal or state statute. In addition, the arbitrators selected according to procedures set forth below shall determine the arbitrability of any matter brought to them, and their decision shall be final and binding on the Parties.

          (b)     Law.  The  governing  law for the arbitration shall be the law
                  ---
     of the State of Texas, without reference to its conflicts of laws provisions.

          (c)     Selection.  There  shall  be  three  arbitrators,  unless  the
                  ---------
     Parties are able to agree on a single arbitrator. In the absence of such agreement within ten (10) days after the initiation of an arbitration proceeding. The Petrosearch Parties shall select one arbitration and Rock shall select one arbitrator, and those two arbitrations shall then select, within ten (10) days, a third arbitrator. If those two arbitrators are unable to select a third arbitration within such ten 910) day period, a third arbitrator shall be appointed by the commercial panel of the American Arbitration Association. The decision in writing of at least two of the three arbitrators shall be final and binding upon the Parties.

          (d)     Administration.  The  arbitration shall be administered by the
                  --------------
     American  Arbitration  Association.

          (e)     Rules.  The  rules  of  arbitration  shall  be  the Commercial
                  -----
     Arbitration Rules of the American Arbitration Association, as modified by any other instructions that the Parties may agree upon at the time, except that each party shall have the right to conduct discovery in any manner and to the extent authorized by the Federal Rules of Civil Procedure as interpreted by the federal courts. If there is any conflict between those Rules and the provisions of this section, the provisions of this section shall prevail.

          (f)     Substantive  Law.  The arbitrators shall be bound by and shall
                  ----------------
     strictly enforce the terms of this Agreement and may not limit, expand or otherwise modify its terms. The arbitrators shall make a good faith effort to apply substantive applicable law, but an arbitration decision shall not be subject to review because of errors of law. The arbitrators shall be bound to honor claims of privilege or work-product doctrine recognized at law, but the arbitrators shall have the discretion to determine whether any such claim of privilege or work product doctrine applies.

          (g)     Decision.  The  arbitrators' decision shall provide a reasoned
                  --------
     basis for the resolution of each dispute for any award. The arbitrators shall not have power to award damages in connection with any dispute in excess of actual compensatory damages and shall not multiply actual damages or ward consequential or punitive damages.

          (h)     Expenses.  Each  party  shall  bear  its own fees and expenses
                  --------
     with respect to the arbitration and any proceeding related thereto and the Parties shall share equally the fees and expenses of the American Arbitration Association and the arbitrators.

          (i)     Remedies;  Award.  The  arbitrators  shall  have  power  and
                  ----------------
     authority to award any remedy or judgment that could be awarded by a court of law in Harris County, Texas. The award rendered by arbitration shall be final and binding upon the Parties, and judgment upon the award may be entered in any court of competent jurisdiction in the United States.

                                   ARTICLE XVI

                                  MISCELLANEOUS
                                  -------------

     16.01     Further  Assurances.  The  Petrosearch  Parties  and  Rock,  as
               -------------------
applicable, shall promptly cure any defects in the execution and delivery of this Agreement, any exhibit to this

Agreement and all other documents contemplated by this Agreement and shall promptly execute and deliver upon request all such other and further assurances, documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements in this Agreement, or obtain any consents, all as may be necessary or appropriate in connection therewith.

     16.02     Confidentiality  Regarding Terms of this Agreement.  The terms of
               --------------------------------------------------
this Agreement and any and all negotiations and correspondence in connection with this Agreement shall remain in all respects confidential hereafter, except as to the fact of settlement and except as disclosure may be required by applicable law or authority. Each party hereto agrees to utilize its reasonable best efforts to cause such confidentiality to be maintained except as may be required by applicable law or authority.

     16.03     Governing  Law.  This  Agreement  and all instruments executed in
               --------------
accordance with it shall be governed by and interpreted in accordance with the laws of the state of Texas and the Federal laws of the United States applicable thereto, without regard to conflict-of-law rules that would direct application of the laws of another jurisdiction, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the assets are located, shall apply.

     16.04     Entire  Agreement;  Amendments.  This  Agreement,  including  all
               ------------------------------
exhibits attached hereto and made a part hereof constitute the entire agreement between the Parties with respect to the transactions contemplated hereby and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to such transactions. No amendment of this Agreement shall be binding unless executed in writing by all Parties.

     16.05     Waiver.  No  waiver  by  a party of any of the provisions of this
               ------
Agreement (a) shall be binding unless executed in writing by such party, (b) shall be deemed or shall constitute a waiver by such party of any other provision hereof (whether or not similar), and (c) shall not constitute a continuing waiver by such party.

     16.06     Notices.  Any notice, request, consent, approval, waiver or other
               -------
communication provided or permitted to be given under this Agreement shall be in writing and shall be delivered in person or sent by U.S. mail, overnight courier or fax to the appropriate addresses set forth below. Any such communication shall be effective upon actual receipt; provided, however, that in the case of delivery by fax after the normal business hours of the recipient, such communication shall be effective on the next business day following the transmission of such fax. For purposes of notice, the addresses of the Parties shall be as follows:

               If  to  PEC:

                    Petrosearch  Energy  Corporation
                    675  Bering  Drive,  Suite  200
                    Houston,  Texas  77057
                    Attention:  Richard  D.  Dole,  President
                    Fax:  (713)  961-9338

               If  to  POC:

                    Petrosearch  Operating  Company,  L.L.C.
                    675  Bering  Drive,  Suite  200
                    Houston,  Texas  77057
                    Attention:  Richard  D.  Dole,  Manager
                    Fax:  (713)  961-9338

               If  to  BVPS:

                    Buena  Vista  Petrosearch,  L.L.C.
                    675  Bering  Drive,  Suite  200
                    Houston,  Texas  77057
                    Attention:  Richard  D.  Dole,  Manager
                    Fax:  (713)  961-9338

               If  to  Pursuit  Petrosearch,  L.L.C.:

                    Pursuit  Petrosearch,  L.L.C.
                    675  Bering  Drive,  Suite  200
                    Houston,  Texas  77057
                    Attention:  Richard  D.  Dole,  Manager
                    Fax:  (713)  961-9338

               If  to  Rocky  Mountain  Petrosearch,  L.L.C.:

                    Rocky  Mountain  Petrosearch,  L.L.C.
                    675  Bering  Drive,  Suite  200
                    Houston,  Texas  77057
                    Attention:  Richard  D.  Dole,  Manager
                    Fax:  (713)  961-9338

               If  to  Big  Sky  Petrosearch,  L.L.C.:

                    Big  Sky  Petrosearch,  L.L.C.
                    675  Bering  Drive,  Suite  200
                    Houston,  Texas  77057
                    Attention:  Richard  D.  Dole,  Manager
                    Fax:  (713)  961-9338

               If  to  Great  Buffalo  Petrosearch,  L.L.C.:

                    Great  Buffalo  Petrosearch,  L.L.C.
                    675  Bering  Drive,  Suite  200
                    Houston,  Texas  77057
                    Attention:  Richard  D.  Dole,  Manager
                    Fax:  (713)  961-9338

               If  to  Rock:

                    Rock  Energy  Partners  Operating,  L.P.
                    10375  Richmond  Ave.,  Suite  2100
                    Houston,  Texas  77042
                    Attention:  David  L.  Pratt
                    Fax:  (713)  954-3601
                    with  a  copy  to:

                    Snow  Fogel  Spence  LLP
                    2929  Allen  Parkway,  Suite  4100
                    Houston,  TX  77019

                    Attention:     Phil  F.  Snow
                    Fax  No.:     (713)  335-4902

Each party shall have the right, upon giving ten (10) days' prior notice to the other party in the manner provided in this section, to change its address for purposes of notice.

     16.07     Expenses.  The  Parties,  jointly  and severally, shall be solely
               --------
responsible for all costs and expenses incurred by them in connection with the transactions contemplated hereby.

     16.08     Severability.  If  any  term or other provision of this Agreement
               ------------
is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner with respect to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible. The obligations of the Parties hereunder are severable and not joint.

     16.09     Counterparts.  This  Agreement  may  be  executed in counterparts
               ------------
(including faxed counterparts). Each such counterpart shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have executed this Agreement on the ______ day of _____________________, 2006.

                              PETROSEARCH  ENERGY  CORPORATION



                              By:
                                 ----------------------------------------------
                                   Richard  D.  Dole,  President


                              PETROSEARCH  OPERATING  COMPANY,  L.L.C.



                              By:
                                 ----------------------------------------------
                                   Richard  D.  Dole,  Manager


                              BUENA  VISTA  PETROSEARCH,  L.L.C.



                              By:
                                 ----------------------------------------------
                                   Richard  D.  Dole,  Manager


                              PURSUIT  PETROSEARCH,  L.L.C.



                              By:
                                 ----------------------------------------------
                                   Richard  D.  Dole,  Manager


                              ROCKY  MOUNTAIN  PETROSEARCH,  L.L.C.



                              By:
                                 ----------------------------------------------
                                   Richard  D.  Dole,  Manager

                              BIG  SKY  PETROSEARCH,  L.L.C.



                              By:
                                 ----------------------------------------------
                                   Richard  D.  Dole,  Manager


                              GREAT  BUFFALO  PETROSEARCH,  L.L.C.



                              By:
                                 ----------------------------------------------
                                   Richard  D.  Dole,  Manager


                              ROCK  ENERGY  PARTNERS  OPERATING,  L.P.



                              By:
                                 ----------------------------------------------
                              Name:
                                   --------------------------------------------
                              Title:
                                    -------------------------------------------